                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                              NUEVO ENERGY COMPANY
                               OFFER TO EXCHANGE

              9 3/8% SENIOR SUBORDINATED NOTES DUE 2010, SERIES B
     THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 PURSUANT TO
                   THE PROSPECTUS DATED                , 2000

                                      FOR

                                ALL OUTSTANDING
              9 3/8% SENIOR SUBORDINATED NOTES DUE 2010, SERIES A

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                      , 2000 UNLESS EXTENDED (THE "EXPIRATION DATE").
EXISTING NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR
           TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         DELIVER TO STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

       by registered or certified mail:                by hand or overnight delivery:
     State Street Bank and Trust Company            State Street Bank and Trust Company
               Corporate Trust                            Two Avenue de Lafayette
             Post Office Box 778                   Fifth Floor, Corporate Trust Division
       Boston, Massachusetts 02110-0778               Boston, Massachusetts 02110-1724
          Attention: Meaghan Haight                      Attention: Meaghan Haight

                           Telephone: (617) 662-1603
                           Facsimile: (617) 662-1452

(originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated                , 2000 (the "Prospectus"), of Nuevo Energy
Company, a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter" or "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange, from the registered holders (the "holders") thereof an aggregate principal amount of up to $150,000,000 of the Company's 9 3/8% Senior Subordinated Notes due 2010, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of the issued and outstanding 9 3/8% Senior Subordinated Notes due 2010, Series A (the "Existing Notes") of the Company. Terms used but not defined herein have the meaning given to them in the Prospectus.

     For each Existing Note accepted for exchange, the holder of such Existing Note will receive an Exchange Note having a principal amount equal to that of the surrendered Existing Note. Accordingly, registered holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Existing Notes or, if no interest has been paid, from September 26, 2000. Existing Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders whose Existing Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Existing Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

     This Letter is to be completed by a holder of Existing Notes either if certificates for such Existing Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by State Street Bank and Trust Company (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange
Offer -- Procedures for Tendering -- Existing Notes Held in Book-Entry Form" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC, received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering holder, which acknowledgment states that such holder has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such holder. Holders of Existing Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Existing Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Existing Notes according to the guaranteed delivery procedures set forth in "The Exchange
Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1 on page 5. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange offer.

     The undersigned, by completing the box entitled "Description of 9 3/8% Senior Subordinated Notes due 2010, Series A" below and signing this Letter, will be deemed to have tendered the Existing Notes as set forth in such box below.

               PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND
              THE PROSPECTUS CAREFULLY BEFORE COMPLETING THE BOXES

  THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS
     AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Existing Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Existing Notes should be listed on a separate signed schedule affixed hereto.

-------------------------------------------------------------------------------
      DESCRIPTION OF 9 3/8% SENIOR SUBORDINATED NOTES DUE 2010, SERIES A
-------------------------------------------------------------------------------

  NAME AND ADDRESS OF REGISTERED                                   AGGREGATE             PRINCIPAL AMOUNT
  HOLDERS (AS IT/THEY APPEAR(S)                                 PRINCIPAL AMOUNT        TENDERED (MUST BE
      ON THE EXISTING NOTES)             CERTIFICATE             REPRESENTED BY       IN INTEGRAL MULTIPLES
    (PLEASE FILL IN IF BLANK)             NUMBERS(*)             CERTIFICATE(S)            OF $1,000)**
-----------------------------------------------------------------------------------------------------------

                                        -------------------------------------------------------------------

                                        -------------------------------------------------------------------

                                        -------------------------------------------------------------------

                                        -------------------------------------------------------------------

                                        -------------------------------------------------------------------

                                        -------------------------------------------------------------------
                                        TOTAL
-----------------------------------------------------------------------------------------------------------

     * Need not be completed by book-entry holders.

    ** Unless indicated in the column labeled "Principal Amount Tendered," any tendering holder of 9 3/8% Senior Subordinated Notes due 2010, Series A will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificates(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts an a separate signed schedule and affix the list to this Letter of Transmittal. The minimum permitted tender is $1,000 in principal amount of 9 3/8% Senior Subordinated Notes due 2010, Series A and all tenders must be in integral multiples of $1,000 in principal amount.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  [ ] CHECK HERE IF TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.
  [ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
      TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS
      (AS HEREINAFTER DEFINED) ONLY):

    Name of Tendering Institution ----------------------------------------------
    Account Number -------------------------------------------------------------
    Transaction Code Number ----------------------------------------------------
  [ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
      TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

    Name(s) of Registered Holder(s) --------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery ------------------------- Window Ticket Number (if available) ----------------------------------------
    Name of Institution which Guaranteed Delivery ------------------------------ Account Number (if delivered by book-entry transfer)------------------------ Transaction Code Number (if delivered by book-entry transfer) -------------- Tendering Institution (if delivered by book-entry transfer) ----------------

--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 3, 4 AND 5)

   To be completed ONLY (i) if certificates for Existing Notes not tendered, or Exchange Notes issued in exchange for Existing Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Existing Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at the DTC other than the DTC Account Number set forth above.

   Issue certificate(s) to:

   Name
       ------------------------------------------
                    (PLEASE PRINT)

   Address
          ---------------------------------------

   ----------------------------------------------
                 (INCLUDE ZIP CODE)

   ----------------------------------------------
    (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

   Credit Existing Notes not exchanged and delivered by book-entry transfer to the DTC account set forth below:

   ----------------------------------------------
                 DTC ACCOUNT NUMBER

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

   To be completed ONLY if certificates for Existing Notes not tendered, or Exchange Notes issued in exchange for Existing Notes accepted for exchange, are to be delivered to someone other than the undersigned, or to the undersigned at an address other than that shown above.

   Mail to:

   Name
       -------------------------------------------
                    (PLEASE PRINT)

   Address
          ----------------------------------------

   -----------------------------------------------
                  (INCLUDE ZIP CODE)

   -----------------------------------------------
     (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)


--------------------------------------------------------------------------------

                       SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     1. Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Existing Notes described above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Existing Notes with full power of substitution to (i) deliver certificates for such Existing Notes, or transfer ownership of such Existing Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Existing Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     2. The undersigned hereby represents, warrants and agrees that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Existing Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Existing Notes and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies when the same are accepted by the Company.

     3. The undersigned also acknowledges that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Existing Notes may be offered for resale, resold and otherwise transferred by holders thereof, other than any such holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act or a broker-dealer, without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not participating, and have no arrangement with any person to participate, in a distribution of such Exchange Notes; however, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, is engaged in or intends to engage in, or has any arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder
(i) could not rely on the applicable interpretations of the staff of the SEC and
(ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned or person receiving the Exchange Notes is a broker-dealer that will receive Exchange Notes for its own account, it represents that the Existing Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges and agrees that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. Each such broker-dealer agrees that upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or the occurrence of certain other events specified in the Registration Agreement, such broker-dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker-dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. The undersigned acknowledges that if the undersigned is participating in the Exchange offer for the purpose of distributing the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley & Co., Inc. SEC No-Action Letter (available June 5, 1991) and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Securities Act, and
(ii) a broker-dealer that delivers such a prospectus to purchasers in connection with such resales will be subject to certain of the civil liability provisions under the Securities Act and will be bound by the provisions of the Registration Agreement (including certain indemnification rights and obligations).

     4. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

          (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the holder whether or not the undersigned;

          (ii) if the holder is not a broker-dealer, the holder is not participating in and does not intend to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes;

          (iii) the holder does not have an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of such Exchange Notes;

          (iv) the holder is not an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act, of the Company or, if the undersigned is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; and

          (v) if the holder is a broker-dealer that will receive Exchanges Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making or other activities, that it will deliver a prospectus, as required by the Securities Act, in connection with any resale of the Existing Notes.

     5. The undersigned may, if, and only if, unable to make all of the representations and warranties contained in clauses (i) through (iv) of Item 4, above, elect to have its Existing Notes registered in the shelf registration statement described in the registration agreement (the "Registration Agreement") dated as of September 26, 2000, among the Company and Banc of America Securities LLC, Banc One Capital Markets, Inc. and J.P. Morgan & Co. Such election may be made by checking the box under "Special Registration Instructions" on page 7. By making such election, the undersigned agrees, as a holder of Existing Notes or Exchange Notes participating in a shelf registration, to indemnify and hold harmless the Company, each of its directors, each of its officers who signs such shelf registration statement and each person who controls the Company within the meaning of either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the shelf registration statement as originally filed or in any amendment thereof, or any preliminary prospectus or prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; but only with respect to information relating to the undersigned furnished in writing by or on behalf of the undersigned expressly for use in the shelf registration statement, the preliminary prospectus or prospectus or any amendments or supplements thereto. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Agreement.

     6. The undersigned acknowledges that the Company's acceptance of properly tendered Existing Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned warrants and agrees to, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus. Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" above, please issue the Exchange Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Existing Notes, please credit the account indicated above maintained at the DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" above, please send the Exchange Notes (and, if applicable, substitute certificates representing Existing Notes for any Existing Notes not exchanged) to the undersigned at the address(es) shown above in the box entitled "Description of 9 3/8% Senior Subordinated Notes due 2010, Series A."

                       SPECIAL REGISTRATION INSTRUCTIONS

     To be completed ONLY if (i) the undersigned satisfies the conditions set forth in Item 5 above, (ii) the undersigned elects to register its Existing Notes in the shelf registration statement described in the Registration Agreement and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in Item 5 above. (See Item 5.)

[ ] BY CHECKING THIS BOX THE UNDERSIGNED HEREBY (i) REPRESENTS THAT IT IS UNABLE TO MAKE ALL OF THE REPRESENTATIONS AND WARRANTIES SET FORTH IN CLAUSES (i) THROUGH (iv) OF ITEM 4 ABOVE, (ii) ELECTS TO HAVE ITS EXISTING NOTES REGISTERED PURSUANT TO THE SHELF REGISTRATION STATEMENT DESCRIBED IN THE REGISTRATION AGREEMENT AND (iii) AGREES TO INDEMNIFY CERTAIN ENTITIES AND INDIVIDUALS IDENTIFIED IN, AND TO THE EXTENT PROVIDED IN, ITEM 5 ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
          ----------------------------------------------------------------------

Address:
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

                                PLEASE SIGN HERE
                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                     (COMPLETE ACCOMPANYING SUBSTITUTE W-9)

--------------------------------------------       --------------------------------------------, 2000
                     *                             Date

--------------------------------------------       --------------------------------------------, 2000
         *SIGNATURE(S) OF HOLDER(S)                Date
Area Code and Telephone Number:
-----------------------------------------------------------------------------------------------

     THIS LETTER MUST BE SIGNED BY THE REGISTERED HOLDER(S) AS THE NAME(S) APPEAR(S) ON THE CERTIFICATE(S) FOR THE EXISTING NOTES HEREBY TENDERED OR ON A SECURITY POSITION LISTING, OR BY ANY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH FULL TITLE. SEE INSTRUCTION 3.

Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (Full Title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution:

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

--------------------------------------------------------------------------------
                                   (ADDRESS)

--------------------------------------------------------------------------------
                        (AREA CODE AND TELEPHONE NUMBER)

Date:
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of this Letter and Existing Notes, Guaranteed Delivery Procedures. This Letter is to be completed by holders of Existing Notes either if certificates for such Existing Notes are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering -- Existing Notes Held in Book-Entry Form" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering holder, which acknowledgment states that such holder has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such holder. Certificates for all physically tendered Existing Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Existing Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     Holders whose certificates for Existing Notes are not immediately available or who cannot deliver their certificates or a Book-Entry Confirmation and all other required documents to the Exchange Agent on or prior to the Expiration Date, may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution; (ii) on or prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Existing Notes, the certificates number or numbers of the Existing Notes and the amount of Existing Notes tendered stating that the tender is being made thereby and guaranteeing that within five business days after the Expiration Date, the certificates for all physically tendered Existing Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a Properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered Existing Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are deposited by the Eligible Institution within five business days after the Expiration Date. Alternatively, tender may be made through DTC's Automated Tender Offer Program if (i) prior to 5:00 p.m. New York City time, on the Expiration Date, the Exchange Agent receives an agent's message from DTC stating that DTC has received an express acknowledgment from the participant in DTC tendering the Existing Notes that they have received and agree to be bound by the Notice of Guaranteed Delivery, and (ii) the certificates for all physically tendered Existing Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are deposited by an Eligible Institution or through DTC's Automated Tender Offer Program within five business days after the Expiration Date.

     The method of delivery of this Letter, the Existing Notes and all other required documents is at the option and sole risk of the tendering holders, and the delivery will be deemed made only when actually received by the Exchange Agent. If Existing Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, or by an overnight delivery service, and made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     Only a holder may tender its Existing Notes in the Exchange Offer. Any beneficial owner whose Existing Notes are registered in the name of his broker, dealer, commercial bank, trust company or other nominee or are held in book-entry form and who wishes to tender should contact the registered holder promptly and instruct the registered holder to execute and deliver this Letter of Transmittal on his behalf. If the beneficial owner wishes to tender on his own behalf, the beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering his Existing Notes, either make appropriate arrangements to register ownership of the Existing Notes in the owner's name or obtain a properly completed bond power from the registered holder. The transfer of record ownership may take considerable time.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Existing Notes and withdrawal of tendered Existing Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right, in its sole and absolute discretion, to reject any and all Existing Notes not properly tendered or any Existing Notes the Company's acceptance of which, or exchange for, would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer or any irregularities or conditions of tender as to particular Existing Notes whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must be cured within such time as the Company shall determine. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Existing Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Existing Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Existing Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders of Existing Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date. See "The Exchange Offer" section of the Prospectus.

     2. Partial Tenders (Not Applicable to Note Holders Who Tender by Book-Entry Transfer). If less than all of the Existing Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Existing Notes to be tendered in the box above entitled "Description of 9 3/8% Senior Subordinated Notes due 2010, Series
A -- Principal Amount Tendered." A reissued certificate representing the balance of nontendered Existing Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box of this Letter, promptly after the Expiration Date. All of the Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     3. Signatures on This Letter, Bond Powers and Endorsements, Guarantee of Signatures. If this Letter is signed by the holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a DTC security position listing without any change whatsoever.

     If any tendered Existing Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Existing Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Existing Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Existing Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each, an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Existing Notes are tendered: (i) by a registered holder of Existing Notes (or by a participant in DTC whose name appears on a security position listing as the owner) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter and Exchange Notes are being issued directly to such registered holder (or deposited in the holder's account at DTC), or (ii) for the account of an Eligible Institution.

     4. Special Issuance and Delivery Instructions. Tendering holders of Existing Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Existing Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such Existing Notes not exchanged will be returned to the name and address of the person signing this Letter. If a note holder is tendering Existing Notes by book-entry transfer, any Existing Notes not exchanged will be credited to such account maintained at the DTC.

     5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Existing Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed to such tendering holder and the Exchange Agent will retain possession of an amount of Exchange Notes with a face amount equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes specified in this Letter.

     6. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions to the Exchange Offer enumerated in the Prospectus.

     7. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

     8. Mutilated, Lost, Stolen or Destroyed Existing Notes. Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     9. Withdrawal of Tenders. Tenders of Existing Notes may be withdrawn at any time prior to 5:00 p.m., Now York City time, on the Expiration Date. For a withdrawal of a tender of Existing Notes to be effective, prior to 5:00 p.m., New York City time, on the Expiration Date, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth above or you must comply with the appropriate procedures for withdrawal under DTC's Automated Tender Offer Program. Any such notice of withdrawal must (i) specify the name of the person having deposited the Existing Notes to be withdrawn (the "Depositor"), (ii) identify the Existing Notes to be withdrawn (including the certificate number or numbers, where certificates for Existing Notes have been transmitted (or in the case of Existing Notes transferred by book-entry transfer, the name and number of the account at DTC to be credited) and principal amount of such Existing Notes),
(iii) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee under the Indenture register the transfer of such Existing Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Existing Notes are registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Existing Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following the procedures described above at any time on or prior to 5:00 p.m., New York City time, on the Expiration Date.

     10. Requests For Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

     11. Important Tax Information. Under current federal income tax law, a holder of Exchange Notes is required to provide the Company (as payor) with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 or otherwise establish a basis for exemption from backup withholding to prevent backup withholding on any Exchange Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Exchange Notes. If a holder of Exchange Notes is an individual, the TIN is such holder's social security number. If the Company is not provided with the correct taxpayer identification number, a holder of Exchange Notes may be subject to a $50 penalty imposed by the Internal Revenue Service. Accordingly, each prospective holder of Exchange Notes to be issued pursuant to Special Issuance Instructions should complete the attached Substitute Form W-9. The Substitute Form W-9 need not be completed if the box entitled Special Issuance Instructions has not been completed.

     Certain holders of Exchange Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt prospective holders of Exchange Notes should indicate their exempt status on Substitute Form W-9. A foreign individual may qualify as an exempt recipient by submitting to the Company, through the Exchange Agent, a properly completed Internal Revenue Service Form W-8 (which the Exchange Agent will provide upon request) signed under penalty of perjury, attesting to the holder's exempt status. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Company is required to withhold 31% of any payment made to the holder of Exchange Notes or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service. To prevent backup withholding on any Exchange Notes delivered pursuant to the Exchange Offer and any payments received in respect of the Exchange Notes, each prospective holder of Exchange Notes to be issued pursuant to Special Issuance Instructions must provide the Company, through the Exchange Agent, with either: (i) such prospective holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such prospective holder is awaiting a TIN) and that (A) such prospective holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the Internal Revenue Service has notified such prospective holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

     If the Existing Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.
Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Company.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE ORIGINAL NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

                      TO BE COMPLETED BY TENDERING HOLDERS
                              (SEE INSTRUCTION 11)

----------------------------------------------------------------------------------------------------------------------
PAYOR'S NAME: NUEVO ENERGY COMPANY
----------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                         Part 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
 FORM W-9                           RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.   -------------------------------
                                                                                          Social Security Number

 Department of the Treasury --                                                                      OR
 Internal Revenue Service
                                                                                     -------------------------------
                                                                                         Employer Identification
                                                                                                  Number
                                   -----------------------------------------------------------------------------------
                                    PART 2 -- CERTIFICATION -- UNDER PENALTIES OF
 PAYER'S REQUEST FOR                PERJURY, I CERTIFY THAT:                                    PART 3 --
 TAXPAYER IDENTIFICATION            (1) The number shown on this form is my correct            Awaiting TIN
 NUMBER (TIN)                           Taxpayer Identification Number (or I am
                                        waiting for a number to be issued to me)                   [ ]
                                        and
                                                                                    Please complete the certificate of
                                    (2) I am not subject to backup withholding       Awaiting Taxpayer Identification
                                        either because I have not been notified by            Number below.
                                        the Internal Revenue Service ("IRS") that I
                                        am subject to backup withholding as a result
                                        of failure to report all interest or
                                        dividends, or the IRS has notified me that
                                        I am no longer subject to backup
                                        withholding.
                                   -----------------------------------------------------------------------------------
                                    CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).
----------------------------------------------------------------------------------------------------------------------

 Signature                                                              Date                                   , 2000
 ---------------------------------------------------------------------      ------------------------------------------

----------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO EACH OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                     THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9
       -------------------------------------------------------------------------

                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

           I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

                                                                        , 2000
 ----------------------------------------------------  ------------------------
                Signature                              Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                     CERTIFICATE FOR FOREIGN RECORD HOLDERS

      Under penalties of perjury, I certify that I am not a United States citizen or resident (or I am signing for a foreign corporation, partnership, estate or trust).

                                                                        , 2000
 ----------------------------------------------------  ------------------------
                Signature                              Date

--------------------------------------------------------------------------------

             NOTICE OF GUARANTEED DELIVERY FOR NUEVO ENERGY COMPANY

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Nuevo Energy Company (the "Company") made pursuant to the
Prospectus, dated                     , 2000 (the "Prospectus"), if certificates
for the outstanding 9'% Senior Subordinated Notes due 2010 Series A (the "Existing Notes") of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to State Street Bank and Trust Company ("Exchange Agent") as set forth below. Capitalized terms not defined herein have the meaning given to them in the Prospectus.

STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

       by registered or certified mail:                by hand or overnight delivery:
     State Street Bank and Trust Company            State Street Bank and Trust Company
               Corporate Trust                            Two Avenue de Lafayette
             Post Office Box 778                   Fifth Floor, Corporate Trust Division
       Boston, Massachusetts 02110-0778               Boston, Massachusetts 02110-1724
          Attention: Meaghan Haight                      Attention: Meaghan Haight

                           Telephone: (617) 662-1603
                           Facsimile: (617) 662-1452

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, the signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Existing Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

 Principal Amount of Existing Notes Tendered:

 $
 ---------------------------------------------------

 Certificate Nos. (if available):

 -----------------------------------------------------
 Total Principal Amount Represented by Certificate(s):

 $
 ---------------------------------------------------

 If Existing Notes will be delivered to DTC, provide account number.

 Account Number:
 ---------------------------------

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

 ------------------------------------------------------
 Signatures of Holder(s) or Authorized Signatory

 ------------------------------------------------------
 Signatures of Holder(s) or Authorized Signatory

                                               , 2000
 ---------------------------------------------
                     Date

                                               , 2000
 ---------------------------------------------
                     Date

      Must be signed by the holder(s) of Existing Notes as their name(s) appear(s) on certificates for Existing Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If Existing Notes will be delivered by book-entry transfer to DTC, provide account number.

 Please print name(s) and address(es)

 Name(s):
         -----------------------------------------------------------------------

 Capacity:
          ----------------------------------------------------------------------

 Address(es):
             -------------------------------------------------------------------

 Area Code and Telephone Number:
                                ------------------------------------------------

 Account Number:
                ----------------------------------------------------------------

                              NUEVO ENERGY COMPANY

                               LETTER TO CLIENTS
                                      FOR
                           TENDER OF ALL OUTSTANDING
              9 3/8% SENIOR SUBORDINATED NOTES DUE 2010, SERIES A
                                IN EXCHANGE FOR
              9 3/8% SENIOR SUBORDINATED NOTES DUE 2010, SERIES B

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                    ON             , 2000, UNLESS EXTENDED.
   EXISTING NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME
        PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

To Our Clients:

     We are enclosing herewith a prospectus, dated                , 2000, of
Nuevo Energy Company, a Delaware corporation and a related letter of transmittal, which together constitute Nuevo's offer to exchange its 9 3/8% Senior Subordinated Notes due 2010, Series B, which have been registered under the Securities Act of 1933, for a like principal amount of its issued and outstanding 9 3/8% Senior Subordinated Notes due 2010, Series A (the "Existing Notes"), upon the terms and subject to the conditions set forth in the prospectus and letter of transmittal.

     The exchange offer is not conditioned upon any minimum number of Existing Notes being tendered.

     We are the holder of record of Existing Notes held by us for your account. A tender of such Existing Notes can be made only by us as the record holder and pursuant to your instructions. The letter of transmittal is furnished to you for your information only and cannot be used by you to tender Existing Notes held by us for your account.

     We request instructions as to whether you wish to tender any or all of the Existing Notes held by us for your account pursuant to the terms and conditions of the prospectus and letter of transmittal. We also request that you confirm that we may on your behalf make the representations and warranties contained in the letter of transmittal.

                                            Very truly yours,

     PLEASE RETURN YOUR INSTRUCTIONS TO US IN THE ENCLOSED ENVELOPE WITH AMPLE TIME TO PERMIT US TO SUBMIT A TENDER ON YOUR BEHALF PRIOR TO THE EXPIRATION DATE.

                              NUEVO ENERGY COMPANY

                        LETTER TO REGISTERED HOLDERS AND
                     DEPOSITORY TRUST COMPANY PARTICIPANTS
                                      FOR
                           TENDER OF ALL OUTSTANDING
              9 3/8% SENIOR SUBORDINATED NOTES DUE 2010, SERIES A
                                IN EXCHANGE FOR
              9 3/8% SENIOR SUBORDINATED NOTES DUE 2010, SERIES B

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                                  , 2000, UNLESS EXTENDED.
   EXISTING NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME
        PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

To Registered Holders and Depository Trust Company Participants:

     We are enclosing herewith the material listed below relating to our offer to exchange our 9 3/8% Senior Subordinated Notes due 2010, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933, for a like principal amount of our issued and outstanding 9 3/8% Senior Subordinated Notes due 2010, Series A (the "Existing Notes"), upon the terms and subject to the conditions set forth in our prospectus, dated
                    , 2000, and the related letter of transmittal.

     Enclosed herewith are copies of the following documents:

          1. Prospectus dated                     , 2000.

          2. Letter of Transmittal (together with accompanying Substitute Form W-9 Guidelines);

          3. Notice of Guaranteed Delivery;

          4. Letter which may be sent to your clients for whose account you hold Existing Notes in your name or in the name of your nominee; and

          5. Letter which may be sent from your clients to you with such client's instruction with regard to the exchange offer.

     We urge you to contact your clients promptly. Please note that the exchange offer will expire on the expiration date unless extended.

     The exchange offer is not conditioned upon any minimum number of Existing Notes being tendered.

     Pursuant to the letter of transmittal, each holder of Existing Notes will make certain representations, including but not limited to, representations that
(i) the Exchange Notes acquired in exchange for Existing Notes pursuant to the exchange offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the holder, (ii) if the holder is not a broker-dealer, the holder is not participating in and does not intend to participate in a distribution of the Exchange Notes, (iii) the holder does not have any arrangement or understanding with any person to participate in the distribution of Exchange Notes, (iv) neither the holder nor any such other person is our "affiliate" within the meaning of Rule 405 under the Securities Act, and (v) if the holder is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making or other trading activities, it will deliver a prospectus in connection with any resale of such Exchange Notes.

     The enclosed Letter to Clients contains an authorization by the beneficial owners of the Existing Notes for you to make the foregoing representations.

     The Company will not pay any fee or commission to any broker or dealer or to any other persons, other than the Exchange Agent, in connection with the solicitation of tenders of Existing Notes pursuant to the exchange offer.

     Additional copies of the enclosed material may be obtained from the undersigned.

                                            Very truly yours,

                                            NUEVO ENERGY COMPANY

                    INSTRUCTION TO REGISTERED HOLDER AND/OR
                      DEPOSITORY TRUST COMPANY PARTICIPANT

To Registered Holder and/or Depository Trust Company Participant:

     The undersigned hereby acknowledges receipt of the prospectus dated
            , 2000 of Nuevo Energy Company, a Delaware corporation and the accompanying letter of transmittal, that together constitute Nuevo's offer to exchange its 9 3/8% Senior Subordinated Notes due 2010, Series B (the "Exchange Notes"), for all of its outstanding 9 3/8% Senior Subordinated Notes due 2010, Series A (the "Existing Notes"). Terms used but not defined herein have the meaning given to them in the prospectus.

     This will instruct you, the registered holder and/or Depository Trust Company participant, as to the action to be taken by you relating to the exchange offer with respect to the Existing Notes held by you for the account of the undersigned.

     The aggregate face amount of the Existing Notes held by you for the account of the undersigned is (FILL IN AMOUNT):

       $     of the 9 3/8% Senior Subordinated Notes due 2010, Series A.

     With respect to the Exchange Offer, the undersigned hereby instructs you (CHECK APPROPRIATE BOX):

[ ] To TENDER the following Existing Notes held by you for the account of the undersigned (INSERT PRINCIPAL AMOUNT OF EXISTING NOTES TO BE TENDERED) (IF
    ANY);

       $     of the 9 3/8% Senior Subordinated Notes due 2010, Series A.

[ ] NOT to TENDER any Existing Notes held by you for the account of the undersigned.

     If the undersigned instructs you to tender the Existing Notes held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned, and the undersigned by its signature below, hereby makes to you, the representations and warranties contained in the letter of transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations, that (i) the Exchange Notes acquired in exchange for Existing Notes pursuant to the exchange offer are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned, (ii) if the undersigned is not a broker-dealer, the undersigned is not participating in and does not intend to participate in a distribution of the Exchange Notes, (iii) the undersigned does not have any arrangement or understanding with any person to participate in the distribution of Exchange Notes, (iv) neither the undersigned nor any such other person is an "affiliate," within the meaning of Rule 405 under the Securities Act, of Nuevo Energy Company, and (v) if the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making or other trading activities, it will deliver a prospectus in connection with any resale of such Exchange Notes.

                                   SIGN HERE

Name of beneficial owner(s):
                             ---------------------------------------------------
                                   Signature(s)

Name(s):
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Address:
         -----------------------------------------------------------------------

Telephone number:
                  --------------------------------------------------------------

Taxpayer Identification or Social Security Number:
                                                   -----------------------------

Date:
      --------------------------------------------------------------------------